                             SECURITIES AND EXCHANGE COMMISSION
                                  Washington, D. C. 20549

                                          FORM 8-K

                                       CURRENT REPORT

                          Pursuant to Section 13 or 15 (d) of the
                              Securities Exchange Act of 1934

                                        May 17, 2005
                      Date of Report (date of earliest event reported)

                                  COGNIGEN NETWORKS, INC.
                                  -----------------------
                   (Exact name of registrant as specified in its charter)

     Colorado                             0-11730                     84-1089377
----------------------------         -------------------           ----------------
(State or other jurisdiction        (Commission File No.)          (I.R.S. Employer
   of incorporation)                                              Identification No.)

6405 218th Street, SW, Suite 305, Mountlake Terrace, Washington          98403
---------------------------------------------------------------          -----
(Address of principal executive offices)                               (Zip Code)

                                       (425) 329-2300
                                       --------------
                    (Registrant's telephone number, including area code)

                    _____________________N/A___________________________
                (Former name or former address, if changed since last report)

Item 2.02. Results of Operations and Financial Condition.

On May 17, 2005, we issued a news release  announcing  our  unaudited  financial results for the three and nine months ended March 31, 2005.

Item 5.03.  Amendments to Articles of Incorporation or Bylaws;  Change in Fiscal
Year.

On May 17, 2005, the Board of Directors  amended the third  paragraph of Article
III,  Section 2 of the Bylaws to change the bylaw to read that a majority of the directors have to be non-employee directors rather than independent directors by
July 1, 2006.

The directors also amended the last paragraph of Article III,  Section 11 of the bylaws to change the second  sentence so that members of the Audit Committee are no longer required to be independent but must be a non-employee director.

Item 9.01. Financial Statements and Exhibits.

     Exhibit 3.(ii)  Bylaws as amended through May 17, 2005

     Exhibit 99.     News Release issued by Cognigen Networks, Inc. on May 17, 2005

                                         SIGNATURES

     Pursuant to the  requirements  of the Securities  Exchange Act of 1934, the registrant  has duly  caused  this  report  to be  signed  on its  behalf by the undersigned hereunto duly authorized.

Dated: May 18, 2005                                COGNIGEN NETWORKS, INC.

                                                   /s/Thomas S. Smith
                                                   Thomas S. Smith
                                                   President and Chief
                                                   Executive Officer

                                  EXHIBIT INDEX

      Exhibit 3.(ii)   Bylaws as amended through May 17, 2005

      Exhibit 99.      News Release issued by Cognigen Networks, Inc. on May 17, 2005